UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2003


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923


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
                       Illinois                                                          36-3873352
-------------------------------------------------------                -----------------------------------------------
    (State or other Jurisdiction of Incorporation)                          (I.R.S. Employer Identification No.)
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                               727 North Bank Lane
                           Lake Forest, Illinois 60045
            -------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (847) 615-4096
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On September 26, 2003, Wintrust Financial Corporation (the "Company") announced the closing of the sale of 179,622 additional shares of common stock pursuant to the underwriters' full exercise of their over-allotment option granted in connection with the Company's underwritten public offering of 1,197,486 shares of common stock. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)





Date:  September 26, 2003                   /s/ David L. Stoehr
                                            ------------------------------------
                                            David L. Stoehr
                                            Executive Vice President &
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press release dated September 26, 2003.


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